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                                                                    EXHIBIT 10.3

                           EMPLOYEE BENEFITS AGREEMENT


                  This EMPLOYEE BENEFITS AGREEMENT is dated as of September 30, 2000 (the "Agreement"), between THE DUN & BRADSTREET CORPORATION, a Delaware corporation (the "Corporation"), and THE NEW D&B CORPORATION, a Delaware corporation ("New D&B").

                  WHEREAS, the Board of Directors of Corporation has determined that it is appropriate, desirable and in the best interests of Corporation and its businesses, as well as the holders of shares of common stock, par value $.01 per share, of Corporation (the "Corporation Common Stock") to take certain steps to reorganize Corporation's Subsidiaries (as defined herein) and businesses and then to distribute to the holders of the Corporation Common Stock all the outstanding shares of common stock of New D&B (the "New D&B Common Stock"); and

                  WHEREAS, Corporation and New D&B have determined that it is necessary and desirable to allocate and assign responsibility for certain employee benefit matters in respect of such entities on and after the Effective Time (as defined herein).


                  NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, Corporation and New D&B agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

                  SECTION 1.1 Definitions. Capitalized terms used in this Agreement shall have the following meanings:

                  "ACNielsen" shall mean ACNielsen Corporation, a Delaware corporation.

                  "Action" shall mean any action, suit, arbitration, inquiry, proceeding or investigation by or before any court, any governmental or other regulatory or administrative agency, body or commission or any arbitration tribunal.

                  "Affiliate" shall mean, when used with respect to a specified person, another person that controls, is controlled by, or is under common control with the person specified. As used herein, "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person, whether through the ownership of voting securities or other interests, by contract or otherwise.

                  "Ancillary Agreements" shall mean all of the written agreements, instruments, assignments or other written arrangements (other than this Agreement and the Distribution Agreement) entered into in connection with the transactions contemplated by this Agreement and the Distribution Agreement, including, without limitation, the Conveyancing and Assumption
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Instruments, the Data Services Agreements, the Intellectual Property Assignment,
the Shared Transaction Services Agreements, the Tax Allocation Agreement and the Transition Services Agreement.

                  "Assets" shall have the meaning set forth in the Distribution Agreement.

                  "Business Entity" shall mean any corporation, partnership, limited liability company or other entity which may legally hold title to Assets.

                  "COBRA" shall mean the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, and the regulations promulgated thereunder, including any successor legislation.

                  "Code" shall mean the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder, including any successor legislation.

                  "Cognizant" shall mean Cognizant Corporation, a Delaware corporation.

                  "Conversion Ratio" shall have the meaning set forth in Section
6.1 of this Agreement.

                  "Conveyancing and Assumption Instruments" shall mean, collectively, the various agreements, instruments and other documents heretofore entered into and to be entered into to effect the transfer of Assets and the assumption of Liabilities in the manner contemplated by the Distribution Agreement, or otherwise arising out of or relating to the transactions contemplated by the Distribution Agreement.

                  "Corporation" shall mean The Dun & Bradstreet Corporation, a Delaware corporation.

                  "Corporation Common Stock" shall have the meaning set forth in the recitals hereto.

                  "Corporation Director" shall mean a member of the Board of Directors of Corporation prior to the Distribution Date.

                  "Corporation Director Retirement Plan" shall mean The Dun & Bradstreet Corporation Plan for Compensating Retired Directors for Post Retirement Availability and Service.

                  "Corporation Employees" shall mean persons who, at any time prior to the Effective Time, were employed by Corporation or its Subsidiaries.

                  "Corporation Employee Stock Purchase Plan" shall mean The Dun
& Bradstreet Corporation Employee Stock Purchase Plan.
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                                                                               3


                  "Corporation Group" shall mean Corporation and each Business Entity that is a Subsidiary of Corporation.

                  "Corporation Long-Term Disability Plan" shall mean the Long Term Disability Plan of Corporation or any other long-term disability plan sponsored by Corporation or any Subsidiary of Corporation prior to the Effective Time.

                  "Corporation Master Trust" shall mean the trust established in connection with the Corporation Retirement Plan, as in effect from time to time.

                  "Corporation Master Trust Agreement" shall mean the agreement entered into in connection with the Corporation Master Trust.

                  "Corporation Master Welfare Trust" shall mean the trust established in connection with the Corporation Long-Term Disability Plan and the Group Life Insurance Plan of Corporation, as in effect from time to time.

                  "Corporation Master Welfare Plan Trust Agreement" shall mean the agreement entered into in connection with the Corporation Master Welfare Trust.

                  "Corporation Nonemployee Director" shall mean a director of Corporation who is not an employee of Corporation or any Subsidiary of Corporation.

                  "Corporation Nonemployee Director Deferred Compensation Plan" shall mean Corporation Nonfunded Deferred Compensation Plan for Non-Employee Directors.

                  "Corporation Nonqualified Plans" shall have the meaning as set forth in Section 4.1 of this Agreement.

                  "Corporation Pension BEP" shall mean the Pension Benefit Equalization Plan of Corporation, as in effect from time to time.

                  "Corporation Pension BEP Trust" shall mean the trust established in connection with the Corporation Pension BEP, as in effect from time to time.

                  "Corporation Performance Shares" shall have the meaning set forth in Section 6.4 of this Agreement.

                  "Corporation Performance Share Units" shall have the meaning set forth in Section 6.7 of this Agreement.

                  "Corporation Phantom Stock Units" shall have the meaning set forth in Section 6.6 of this Agreement.
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                                                                               4


                  "Corporation Rabbi Trust Agreements" shall mean (i) the Amended and Restated Trust Agreement between Corporation and The Northern Trust Company, dated May 1, 1998, established to fund the Corporation Director Retirement Plan and (ii) the Amended and Restated Trust Agreement between Corporation and The Northern Trust Company, dated May 1, 1998, established to fund the Corporation Nonemployee Director Deferred Compensation Plan.

                  "Corporation Restricted Stock" shall mean restricted stock awarded under the Corporation Stock Incentive Plan.

                  "Corporation Retirees" shall mean persons who (i) were Corporation Employees, (ii) terminated employment from the Corporation Group prior to the Effective Time and (iii) are not New D&B Employees or Moody's Employees after the Effective Time.

                  "Corporation Retirement Plan" shall mean the Retirement Account Plan of Corporation, as in effect from time to time.

                  "Corporation SARs" shall have the meaning set forth in Section
6.2 of this Agreement.

                  "Corporation Savings BEP" shall mean the Profit Participation Benefit Equalization Plan of The Corporation, as in effect from time to time.

                  "Corporation Savings Plan" shall mean the Profit Participation Plan of Corporation, as in effect from time to time.

                  "Corporation Savings Trust" shall mean the trust established in connection with the Corporation Savings Plan, as in effect from time to time.

                  "Corporation Savings Trust Agreement" shall mean the agreement entered into in connection with the Corporation Savings Trust.

                  "Corporation Stock Option" shall have the meaning set forth in
Section 6.1 of this Agreement.

                  "Corporation Stock Incentive Plans" shall mean the 1998 Dun & Bradstreet Corporation Key Employees' Stock Incentive Plan, the 1998 Dun & Bradstreet Corporation Replacement Plan for Certain Employees Holding Dun & Bradstreet Corporation Equity Based Awards, the 1998 Dun & Bradstreet Corporation Non-Employee Directors Stock Incentive Plan and the 1998 Dun & Bradstreet Corporation Replacement Plan for Certain Non-Employee Directors Holding Dun & Bradstreet Corporation Equity Based Awards.

                  "Corporation Stock Price" shall have the meaning set forth in
Section 6.1 of this Agreement.
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                  "Corporation Supplemental EBP" shall mean the Supplemental
Executive Benefit Plan of Corporation, as in effect from time to time.

                  "Corporation Supplemental EBP Trust" shall mean the trust established in connection with the Corporation Supplemental EBP as in effect from time to time.

                  "D&B" shall mean The Dun & Bradstreet Corporation, a Delaware corporation, prior to the distribution of capital stock of ACNielsen and Cognizant effected in November 1996.

                  "Data Services Agreement" shall mean the Data Services Agreement to be entered into by Corporation and New D&B.

                  "Distribution" shall mean the distribution on the Distribution Date to holders of record of shares of Corporation Common Stock as of the Distribution Record Date of the New D&B Common Stock owned by Corporation on the basis of one share of New D&B Common Stock for each two shares of Corporation Common Stock outstanding.

                  "Distribution Agreement" shall mean the Distribution Agreement between Corporation and New D&B, dated as of the Distribution Date.

                  "Distribution Date" shall have the meaning set forth in the Distribution Agreement.

                  "Distribution Record Date" shall mean such date as may be determined by Corporation's Board of Directors as the record date for the determination of holders entitled to receive the Distribution.

                  "Dividended Restricted Stock" shall have the meaning set forth in Section 6.3 of this Agreement.

                  "Effective Time" shall mean immediately prior to the midnight, New York time, ending the 24-hour period comprising the Distribution Date.

                  "Employee Benefit Dispute" shall include any controversy, dispute or claim arising out of, in connection with, or in relation to the interpretation, performance, nonperformance, validity or breach of this Agreement or otherwise arising out of, or in any way related to this Agreement, including, without limitation, any claim based on contract, tort, statute or constitution.

                  "Employee Benefit Litigation Liability" shall mean, with respect to a Business Entity, a Liability relating to a controversy, dispute or claim arising out of, in connection with or in relation to the interpretation, performance, nonperformance, validity or breach of an Employee Benefit Plan of such Business Entity or otherwise arising out of, or in any way related to such Employee Benefit Plan, including, without limitation, any claim based on contract, tort, statute or constitution.
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                                                                               6


                  "Employee Benefit Plans" shall mean, with respect to a Business Entity, all "employee benefit plans" (within the meaning of Section 3(3) of ERISA), "multiemployer plans" (within the meaning of Section 3(37) of ERISA), retirement, pension, savings, profit-sharing, welfare, stock purchase, stock option, equity-based, severance, employment, change-in-control, fringe benefit, collective bargaining, bonus, incentive, deferred compensation and all other employee benefit plans, agreements, programs, policies or other arrangements (including any funding mechanisms therefor), whether or not subject to ERISA, whether formal or informal, oral or written, legally binding or not, under which (i) any past, present or future employee of the Business Entity or its Subsidiaries has a right to benefits and (ii) the Business Entity or its Subsidiaries has any Liability.

                  "Employee Benefit Records" shall mean all agreements, documents, books, records or files relating to the Employee Benefit Plans of Corporation and New D&B.

                  "Employee Benefit Welfare Plans" shall mean, with respect to a Business Entity, all Employee Benefit Plans that are "welfare plans" within the meaning of Section 3(1) of ERISA.

                  "Employer Stock" shall mean, after the Distribution Date, (i) New D&B Common Stock credited to the account of a New D&B Employee or a Corporation Retiree and (ii) Moody's Common Stock credited to the account of a Moody's Employee in an employer stock fund of the respective savings plan in which such employee participates, pursuant to Section 3.5.

                  "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended, and the regulations promulgated thereunder, including any successor legislation.

                  "Information Statement" shall mean the Information Statement sent to the holders of shares of Corporation Common Stock in connection with the Distribution, including any amendment or supplement thereto.

                  "Intellectual Property Assignment" shall mean the intellectual property and licensing agreement between Corporation and New D&B.

                  "Liabilities" shall mean any and all losses, claims, charges, debts, demands, actions, causes of action, suits, damages, obligations, payments, costs and expenses, sums of money, accounts, reckonings, bonds, specialties, indemnities and similar obligations, exonerations, covenants, contracts, controversies, agreements, promises, doings, omissions, variances, guarantees, make whole agreements and similar obligations, and other liabilities, including all contractual obligations, whether absolute or contingent, matured or unmatured, liquidated or unliquidated, accrued or unaccrued, known or unknown, whenever arising, and including those arising under any law, rule, regulation, Action, threatened or contemplated Action (including the costs and expenses of demands, assessments, judgments, settlements and compromises relating thereto and attorneys' fees and any and all costs and expenses (including allocated costs of in-house counsel and other personnel), whatsoever reasonably incurred in investigating, preparing or defending against any such Actions or threatened or contemplated
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                                                                               7


Actions), order or consent decree of any governmental or other regulatory or administrative agency, body or commission or any award of any arbitrator or mediator of any kind, and those arising under any contract, commitment or undertaking, including those arising under this Agreement, the Distribution Agreement or any Ancillary Agreement, in each case, whether or not recorded or reflected or required to be recorded or reflected on the books and records or financial statements of any person.

                  "Moody's" shall mean Moody's Corporation, a Delaware corporation.

                  "Moody's Bifurcated Savings Plan Employees" shall have the meaning set forth in Section 3.2(a) of this Agreement.

                  "Moody's Common Stock" shall mean shares of common stock of Moody's.

                  "Moody's Director" shall mean an individual who (i) was a Corporation Director prior to the Distribution and (ii) immediately after the Effective Time is a director of Moody's.

                  "Moody's Disabled Employees" shall mean all current or former Corporation Employees who would have been employed by the Moody's Group following the Distribution but are receiving or are eligible to receive benefits under the Corporation Long-Term Disability Plan as of the Effective Time.

                  "Moody's Elective Retirees" shall mean persons who (i) were Corporation Employees, (ii) terminated employment from the Corporation Group as of the Effective Time and (iii) are Moody's Employees immediately after the Effective Time.

                  "Moody's Employees" shall mean persons who, immediately after the Effective Time, are employed by the Moody's Group (including persons who would have been employed by the Moody's Group immediately after the Effective Time but terminated employment prior to the Distribution and are receiving, or entitled to receive, severance under a severance plan of the Corporation as of the Effective Time or absent from work by reason of a leave of absence on account of disability or otherwise and inactive employees treated as such by agreement therewith (including Moody's Disabled Employees)).

                  "Moody's Group" shall mean Moody's and each Business Entity which is contemplated to remain or become a Subsidiary of Moody's pursuant to the Distribution Agreement.

                  "Moody's Long-Term Disability Plan" shall mean the long-term disability plan to be adopted by Moody's pursuant to Section 5.5 of this Agreement.

                  "Moody's Long-Term Disability Plan Transfer Date" shall have the meaning set forth in Section 5.5 of this Agreement.
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                  "Moody's Nonemployee Director Deferred Compensation Plan"
shall mean the Nonemployee Director Deferred Compensation Plan to be adopted by Moody's pursuant to Section 4.9.

                  "Moody's Nonqualified Plan Participants" shall have the meaning as set forth in Section 4.2 of this Agreement.

                  "Moody's Option" shall mean an option to purchase Moody's Common Stock.

                  "Moody's Performance Share Unit" shall mean a bookkeeping entry, equivalent in value to one deferred performance share of Moody's Common Stock.

                  "Moody's Phantom Stock Unit" shall mean a bookkeeping entry, equivalent in value to one share of Moody's Common Stock.

                  "Moody's Restricted Stock" shall have the meaning set forth in
Section 6.3 of this Agreement.

                  "Moody's Retirement Plan Effective Date" shall have the meaning set forth in Section 2.2(a) of this Agreement.

                  "Moody's Retirement Plan Transfer Date" shall have the meaning set forth in Section 2.2(b) of this Agreement.

                  "Moody's Savings Plan" shall mean the defined contribution plan to be adopted by Moody's pursuant to Section 3.2(a) of this Agreement.

                  "Moody's Savings Plan Transfer Date" shall have the meaning set forth in Section 3.2(b) of this Agreement.

                  "Moody's Transferred Retirement Plan Employees" shall have the meaning set forth in Section 2.2(a) of this Agreement.

                  "Moody's Transferred Savings Plan Employees" shall have the meaning set forth in Section 3.2(a) of this Agreement.

                  "New D&B" shall mean The New D&B Corporation, a Delaware corporation.

                  "New D&B Common Stock" shall have the meaning set forth in the recitals hereto.

                  "New D&B Director" shall mean an individual who (i) was a Corporation Director prior to the Distribution, (ii) immediately after the Effective Time is a director of New D&B and (iii) immediately after the Effective Time is not a Moody's Director.
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                  "New D&B Disabled Employees" shall mean all current or former
Corporation Employees who are receiving benefits under the Corporation Long-Term Disability Plan as of the Effective Time, other than Moody's Disabled Employees.

                  "New D&B Employees" shall mean persons who, immediately after the Effective Time, are employed by the New D&B Group (including persons who would have been employed by the New D&B Group immediately after the Effective Time but terminated employment prior to the Distribution and are receiving, or entitled to receive, severance under a severance plan of Corporation as of the Effective Time or absent from work by reason of a leave of absence on account of disability or otherwise and inactive employees treated as such by agreement therewith (including New D&B Disabled Employees)).

                  "New D&B Employee Stock Purchase Plan" shall mean the Employee Stock Purchase Plan to be adopted by New D&B pursuant to Section 6.5.

                  "New D&B Group" shall mean New D&B and each Business Entity which is contemplated to remain or become a Subsidiary of New D&B pursuant to the Distribution Agreement.

                  "New D&B Option" shall mean an option to purchase New D&B Common Stock.

                  "New D&B Phantom Stock Unit" shall mean a bookkeeping entry, equivalent in value to one share of New D&B Common Stock.

                  "New D&B Performance Share Unit" shall mean a bookkeeping entry, equivalent in value to one deferred performance share of New D&B Common Stock.

                  "New D&B Replacement Plans" shall mean the replacement plans to be adopted by New D&B to grant replacement incentive stock awards pursuant to
Section 6 of this Agreement.

                  "New D&B Stock Price" shall have the meaning set forth in
Section 6.1 of this Agreement.

                  "Nonemployer Stock" shall mean, after the Distribution Date, New D&B Common Stock credited to the account of a Moody's Employee and Moody's Common Stock credited to an account of a New D&B Employee or a Corporation Retiree in a nonemployer stock fund in the respective savings plan in which such employee participates, pursuant to Section 3.5.

                  "Participant Election Period" shall mean the period during which the elections described in Section 3.2 are permitted.

                  "PBGC" shall mean the Pension Benefit Guaranty Corporation or any successor entity thereto.

                  "PBGC Assumptions" shall mean the actuarial assumptions set forth in 29 C.F.R. Part 2619, et seq.

                  "Person" shall mean any natural person, corporation, business trust, joint venture, association, company, partnership or government, or any agency or political subdivision thereof.

                  "Present Value" shall mean the single sum value of a series of future payments, determined utilizing PBGC Assumptions in effect as of the measurement date.

                  "Service" shall mean the Internal Revenue Service or any successor entity thereto.

                  "Shared Transaction Services Agreement" shall mean the Shared Transaction Services Agreement between Corporation and New D&B.

                  "Subsidiary" shall mean any corporation, partnership or other entity of which another entity (i) owns, directly or indirectly, ownership interests sufficient to elect a majority of the Board of Directors (or persons performing similar functions) (irrespective of whether at the time any other class or classes of ownership interests of such corporation, partnership or other entity shall or might have such voting power upon the occurrence of any contingency) or (ii) is a general partner or an entity performing similar functions (e.g., a trustee).

                  "Tax Allocation Agreement" shall mean the Tax Allocation Agreement between Corporation and New D&B.

                  "Transition Services Agreement" shall mean the Transition Services Agreement between Corporation and New D&B.

                                   ARTICLE II
                           CORPORATION RETIREMENT PLAN

                  SECTION 2.1 Assumption by New D&B. Prior to the Effective Time, New D&B shall assume and become the sponsor of the Corporation Retirement Plan and New D&B shall be substituted for Corporation in the Corporation Master Trust Agreement. Active participation of Moody's Employees in the Corporation Retirement Plan shall cease immediately after the Effective Time.

                  SECTION 2.2 Transfer to Moody's Retirement Plan. (a) As soon as practicable after the Effective Time, but not later than the first day of the fourth calendar month that begins after the Effective Time (herein referred to as the "Moody's Retirement Plan Effective Date"), Moody's shall establish the Moody's Retirement Plan for the benefit of Moody's Employees who were participants in the Corporation Retirement Plan immediately prior to the Effective Time (the "Moody's Transferred Retirement Plan Employees"). As soon as practicable after the Effective Time, New D&B shall cause the trustee of the Corporation Retirement Plan to segregate the assets of the Corporation Retirement Plan allocable to Moody's Transferred

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Retirement Plan Employees (other than Moody's Elective Retirees) in an amount equal to the sum of:

         (i) the amount allocable to such Moody's Transferred Retirement Plan Employees under ERISA Section 4044 as of the Effective Time, determined using PBGC Assumptions; and

         (ii)     in accordance with the spinoff provisions set forth under
                  Section 414(l) of the Code, an amount of the surplus under the Corporation Retirement Plan such that the total amount transferred to the Moody's Retirement Plan shall equal up to $88 million.

                  (b) As soon as practicable after the Effective Time, the assets allocable to such Moody's Transferred Retirement Plan Employees shall be transferred to a separate trust established under the Moody's Retirement Plan (such date herein referred to as the "Moody's Retirement Plan Transfer Date"); provided, however, that in no event shall such transfer take place until (i) New D&B and Moody's have made all required filings and submissions to the appropriate governmental agencies and (ii) if requested by New D&B, Moody's has furnished to New D&B a favorable determination letter that the Moody's Retirement Plan is qualified under Section 401(a) of the Code. The value of such assets to be transferred shall equal the value of segregated assets determined under Section 2.2(a) of this Agreement, adjusted as follows:

         (i) reduced by the amount of benefit payments made under the Corporation Retirement Plan with respect to such Moody's Transferred Retirement Plan Employees from the Effective Time to the Moody's Retirement Plan Transfer Date; and

         (ii) increased (or decreased) by the share of the net investment income (or loss) and decreased by the share of investment expenses from the Effective Time to the Moody's Retirement Plan Transfer Date attributable to the value of such segregated assets.

                  (c) Unless otherwise agreed to by Moody's and New D&B, the assets to be transferred shall consist of an undivided percentage interest in each asset that is held by the Corporation Retirement Plan on the Moody's Retirement Plan Transfer Date, such undivided percentage interest being equal to the value of assets allocable to such Moody's Transferred Retirement Plan Employees, divided by the fair market value of plan assets.

                  (d) Prior to the Moody's Retirement Plan Transfer Date, all benefit payments to Moody's Transferred Retirement Plan Employees shall be made from the Corporation Retirement Plan.

                  SECTION 2.3 Allocation of Liabilities. The Moody's Group shall retain all Liabilities relating to benefits accrued to the Moody's Transferred Retirement Plan Employees (other than Moody's Elective Retirees) under the Corporation Retirement Plan. The New D&B

Group shall assume Liabilities relating to benefits accrued to all other participants under the Corporation Retirement Plan. All other Liabilities relating to the Corporation Retirement Plan prior to the Distribution Date that are not allocated in accordance with the foregoing provisions of this Article II (including, without limitation, Liabilities resulting from the administration of the plan or the qualified status of the plan) shall be assumed and/or retained equally by Moody's and New D&B.

                                   ARTICLE III
                            CORPORATION SAVINGS PLAN

                  SECTION 3.1 Assumption by New D&B. Prior to the Effective Time, New D&B shall assume and become the sponsor of the Corporation Savings Plan and New D&B shall be substituted for Corporation in the Corporation Savings Trust Agreement. Active participation of Moody's Employees in the Corporation Savings Plan shall cease immediately after the Effective Time.

                  SECTION 3.2 Moody's Savings Plan. (a) As of the Effective Time, Moody's shall adopt the Moody's Savings Plan for the benefit of Moody's Employees who were participants in the Corporation Savings Plan immediately prior to the Effective Time. Prior to the Effective Time, Moody's Employees (other than Moody's Elective Retirees who shall keep their balances in the Corporation Savings Plan) shall be given the right to elect one of the following options with respect to their Corporation Savings Plan account balances (the "Participant Election Period"): (i) Moody's Employees may keep their balances in the Corporation Savings Plan (such employees being known as "Moody's Bifurcated Savings Plan Employees"); or (ii) Moody's Employees may transfer their balances to the Moody's Savings Plan (such employees being known as "Moody's Transferred Savings Plan Employees"). If a Moody's Employee fails to elect any of the foregoing options prior to the end of the Participant Election Period, (i) his or her balance shall be transferred to the Moody's Savings Plan, and (ii) such employee shall be treated as a Moody's Transferred Savings Plan Employee.

                  (b) Prior to the date on which the transfer of assets and liabilities to the Moody's Savings Plan shall occur (the "Moody's Savings Plan Transfer Date"), which date shall occur as promptly as practicable following the Participant Election Period, (i) New D&B shall (A) cause the trustee of the Corporation Savings Plan to segregate, in accordance with the spinoff provisions set forth under Section 414(l) of the Code, the assets of the Corporation Savings Plan representing the full account balances of Moody's Transferred Savings Plan Employees for all periods of participation through the Effective Time (including, as applicable, all contributions and all earnings attributable thereto); (B) make all required filings and submissions to the appropriate governmental agencies; and (C) make all required amendments to the Corporation Savings Plan and related trust agreement necessary to provide for the segregation and transfer of assets described in this Section 3.2, and (ii) if requested by New D&B, Moody's shall furnish to New D&B a favorable determination letter that the Moody's Savings Plan is qualified under Section 401(a) of the Code.

                  (c) On the Moody's Savings Plan Transfer Date, New D&B shall cause the trustee of the Corporation Savings Plan to transfer to the trustee of the Moody's Savings Plan the full account balances (inclusive of loans) of Moody's Transferred Savings Plan Employees in cash or in kind based on those investment funds in which such account balances are then invested (including, but not limited to, the stock funds); provided, however, that loans to Moody's Transferred Savings Plan Employees shall be transferred in the form of notes. In consideration of the segregation and transfer of assets described herein, the Moody's Savings Plan shall, as of the Moody's Savings Plan Transfer Date, assume all Liabilities attributable to such assets.

                  SECTION 3.3 Vesting. As of the Effective Time, the account balances of Moody's Employees (other than Moody's Elective Retirees) in the Corporation Savings Plan shall fully vest. Future employer contributions by Moody's under the Moody's Savings Plan shall vest based on the vesting schedule thereunder.

                  SECTION 3.4 Outstanding Loans. During their employment with Moody's, Moody's Transferred Savings Plan Employees who have outstanding loans originally made from the Corporation Savings Plan shall be permitted to repay such loans by way of regular deductions from their paychecks, and, prior to the Moody's Savings Plan Transfer Date, Moody's or New D&B (as the case may be) shall cause all such deductions to be forwarded to the Corporation Savings Plan as promptly as practicable. After the Effective Time, no such deductions by Moody's shall be made in respect of Moody's Bifurcated Savings Plan Employees who have outstanding loans from the Corporation Savings Plan, and all such employees shall be required to repay their loans directly to the Corporation Savings Plan in accordance with the existing terms thereof.

                  SECTION 3.5 Employer Stock Fund. (a) Participants in the Corporation Savings Plan who, immediately prior to the Effective Time, have balances in the Corporation Common Stock fund shall have such balances converted, as of the Effective Time, to the extent applicable, to units in two stock funds. The Corporation Savings Plan shall maintain a nonemployer stock fund consisting of only Moody's Common Stock ("Moody's Stock Fund") and an employer stock fund consisting of only New D&B Common Stock ("New D&B Stock Fund"). The Moody's Stock Fund will initially consist of the same number of shares of Moody's Common Stock as the number of shares of Corporation Common Stock in the Corporation Common Stock fund immediately prior to the Effective Time. The New D&B Stock Fund will initially consist of a number of shares of New D&B Common Stock equal to fifty percent of the number of shares of Corporation Common Stock in the Corporation Common Stock fund immediately prior to the Effective Time. The initial percentage interest of each participant in each stock fund as of the Effective Time shall equal such participant's percentage interest in the Corporation Common Stock fund immediately prior to the Effective Time. The Moody's Savings Plan shall maintain a Nonemployer Stock fund to which the New D&B Stock Fund assets of Moody's Transferred Savings Plan Employees in the Corporation Savings Plan shall be transferred on the Moody's Savings Plan Transfer Date. The Moody's Savings Plan shall also maintain an employer stock fund to which the Moody's Stock Fund assets of Moody's Transferred Savings Plan Employees in the Corporation Savings Plan shall be transferred on the Moody's Savings Plan Transfer Date.

                  (b) Neither a Moody's Savings Plan participant nor a Corporation Savings Plan participant may transfer or contribute any amounts to a Nonemployer Stock fund from or after the Effective Time.

                  SECTION 3.6 Allocation of Liabilities. The Moody's Group shall retain all Liabilities relating to account balances of Moody's Transferred Savings Plan Employees under the Corporation Savings Plan. The New D&B Group shall assume Liabilities relating to account balances of all other participants under the Corporation Savings Plan. All other Liabilities relating to the Corporation Savings Plan prior to the Distribution Date that are not allocated in accordance with the foregoing provisions of this Article III (including, without limitation, Liabilities resulting from the administration of the plan or the qualified status of the plan) shall be assumed and/or retained equally by Moody's and New D&B.

                                   ARTICLE IV
                               NONQUALIFIED PLANS

                  SECTION 4.1 Corporation Nonqualified Plans. Prior to the Effective Time, New D&B shall assume and become the sponsor of the Corporation Supplemental EBP, the Corporation Supplemental EBP Trust, the Corporation Pension BEP, the Corporation Pension BEP Trust and the Corporation Savings BEP (collectively, the "Corporation Nonqualified Plans") for the benefit of persons who, prior to the Effective Time, were participants thereunder; provided, however, that, with respect to Moody's Employees, (i) Moody's shall retain the liability for benefits under the Corporation Savings BEP and (ii) New D&B shall retain only those Liabilities for benefits under the Corporation Nonqualified Plans (other than the Corporation Savings BEP) that, prior to the Effective Time, were accrued and to which such participants had earned vested rights thereunder. Notwithstanding the foregoing, the Liabilities retained by New D&B under such plans shall be appropriately adjusted to reflect (A) increases in the contribution limits imposed by Section 415 of the Code and (B) future accruals under the Moody's pension plans.

                  SECTION 4.2 Service Credit. Moody's Employees who were participants with vested benefits in the Corporation Nonqualified Plans immediately prior to the Effective Time (the "Moody's Nonqualified Plan Participants") shall continue to receive service credit under such plans for their service with the Moody's Group from and after the Effective Time, but solely for purposes of satisfying the one-year waiting requirement for a valid election under the Corporation Nonqualified Plans.

                  SECTION 4.3 Consent to Termination. Solely with respect to determining the level of benefits payable under the Corporation Nonqualified Plans, Moody's shall have the authority to consent to the termination of employment prior to age 60 of a Moody's Nonqualified Plan Participant from the Moody's Group.

                  SECTION 4.4 Termination of Employment. Benefits under the Corporation Nonqualified Plans shall not become payable to a Moody's Nonqualified Plan Participant until such participant terminates employment from the Moody's Group and is otherwise eligible to receive such payment under the terms of the Corporation Nonqualified Plans.

                  SECTION 4.5 Noncompetition. Solely with respect to the noncompetition clauses of the Corporation Nonqualified Plans, New D&B hereby consents to the employment of the Corporation Nonqualified Plan Participants by the Moody's Group after the Effective Time, whether or not such employment would otherwise trigger such noncompetition clauses.

                  SECTION 4.6 Distributions. Moody's Nonqualified Plan Participants who participated in the Corporation Savings BEP immediately prior to the Effective Time shall receive a distribution thereunder from the Moody's Group, based on their notional elective deferrals through the Effective Time, at the time distributions are otherwise made under such plan.

                  SECTION 4.7 Guarantees; Subrogation. The Moody's Group agrees that, in the event the New D&B Group is unable to satisfy its obligations in respect of the benefits of any Moody's Employee that have accrued under the Corporation Nonqualified Plans prior to the Effective Time, the Moody's Group shall make payment when due with respect to such obligations of the New D&B Group. In the event that the Moody's Group is required to make any payment pursuant to this Section 4.7, the Moody's Group shall have full rights of subrogation against the New D&B Group.

                  SECTION 4.8 Third-Party Beneficiaries. It is the intention of the parties to this Agreement that the provisions of Section 4.7 shall be enforceable by (a) the Moody's Nonqualified Plan Participants and (b) their respective surviving beneficiaries.

                  SECTION 4.9 Nonemployee Director Deferred Compensation Plan/Corporation Director Retirement Plan. (a) As of the Effective Time, New D&B shall assume the Corporation Nonemployee Director Deferred Compensation Plan and Moody's shall adopt the Moody's Nonemployee Director Deferred Compensation Plan for the benefit of Moody's Directors who were participants in the Corporation Nonemployee Director Deferred Compensation Plan immediately prior to the Effective Time. As of the Effective Time, the Moody's Group shall assume Liabilities relating to account balances of Moody's Directors under the Corporation Nonemployee Director Deferred Compensation Plan. As of the Effective Time, the New D&B Group shall retain Liabilities with respect to account balances of all other participants under the Corporation Nonemployee Director Deferred Compensation Plan.

                  (b) As of the Effective Time, New D&B shall assume the Corporation Director Retirement Plan and retain the Liabilities with respect to all participants thereunder.

                  (c) Prior to the Effective Time, New D&B shall be substituted for Corporation in the Corporation Rabbi Trust Agreements.

                  SECTION 4.10 Joint and Several Liability. Moody's and New D&B acknowledge joint and several liability under (i) the Employee Benefits Agreement dated as of

October 29, 1996 among D&B, Cognizant and ACNielsen and (ii) the Employee Benefits Agreement dated as of June 30, 1998 between Corporation and R.H. Donnelley Inc., with respect to certain nonqualified plans maintained by Corporation prior to such dates. To the extent joint and several liability is imposed on Moody's in respect of a liability assumed by New D&B under this Agreement, Moody's shall be entitled to contribution from New D&B for the amount of such liability imposed. To the extent joint and several liability is imposed on New D&B in respect of a liability assumed by Moody's under this Agreement, New D&B shall be entitled to contribution from Moody's for the amount of such liability imposed.

                                    ARTICLE V
                                  WELFARE PLANS

                  SECTION 5.1 Employee Benefit Welfare Plans. Prior to the Effective Time, Corporation shall continue to sponsor its Employee Benefit Welfare Plans for the benefit of the Corporation Employees. Except as provided in Section 5.4 and Section 5.6 below, from and after the Effective Time, Moody's shall continue to sponsor its Employee Benefit Welfare Plans solely for the benefit of Moody's Employees. From and after the Effective Time, New D&B shall sponsor its Employee Benefit Welfare Plans for the benefit of New D&B Employees and Corporation Retirees who participated in the Corporation Employee Benefit Welfare Plans immediately prior to the Effective Time. Notwithstanding the foregoing, neither Moody's nor New D&B shall have any obligation to sponsor any Employee Benefit Welfare Plan from or after the Effective Time.

                  SECTION 5.2 Pre-Existing Conditions; Dollar Limits. With respect to any medical plan that may be sponsored by New D&B and Moody's after the Effective Time, New D&B and Moody's (a) shall cause there to be waived any pre-existing condition limitations and (b) shall give effect, in determining any deductible and maximum out-of-pocket limitations, to claims incurred, and amounts paid by, and amounts reimbursed to, (in each case during 2000 prior to the Effective Time) New D&B Employees, Moody's Employees and Corporation Retirees under similar plans maintained by Corporation (or any Affiliate thereof) for their benefit immediately prior to the Effective Time.

                  SECTION 5.3 Severance Plans. The Moody's Group shall retain all Liabilities with respect to severance payments made or to be made to Moody's Employees. The New D&B Group shall retain all Liabilities with respect to severance payments made or to be made to New D&B Employees. [Liabilities with respect to severance payments made or to be made with respect to certain Corporation Employees or former employees of Corporation terminated on or prior to the Effective Time shall be handled in the manner set forth on Schedule 5.3.] For purposes of this Section 5.3, the term "severance payments" shall include any welfare benefit coverage and all other severance related benefits provided under severance plans and agreements other than, with respect to Moody's Elective Retirees, retiree medical and dental and retiree life insurance.

                  SECTION 5.4 Flexible Spending Accounts. From the Effective Time until December 31, 2000, New D&B shall administer its flexible spending accounts for all

Corporation Employees; provided, however, that Moody's shall forward all flexible spending account funds attributable to Moody's Employees to New D&B as promptly as practicable.

                  SECTION 5.5 Long-Term Disability. Prior to the Effective Time, New D&B shall assume and become the sponsor of the Corporation Long-Term Disability Plan and New D&B shall be substituted for Corporation in the Corporation Master Welfare Plan Trust Agreement. Active participation of Moody's Employees in the Corporation Long-Term Disability Plan shall cease immediately after the Effective Time. New D&B shall cause the trustee of the Master Welfare Plan Trust to segregate the assets of the Corporation Long-Term Disability Plan allocable to the Moody's Disabled Employees who became disabled prior to January 1, 1994. As soon as practicable after the Effective Time, Moody's shall establish the Moody's Long-Term Disability Plan for the benefit of Moody's Disabled Employees and the assets allocable to the Moody's Employees who became disabled prior to January 1, 1994 shall be transferred to a separate trust established under the Moody's Long-Term Disability Plan (the "Moody's Long-Term Disability Plan Transfer Date"). The value of such assets to be transferred shall be adjusted as follows:

         (a) reduced by the amount of benefit payments made under the Corporation Long-Term Disability Plan with respect to such Moody's Disabled Employees from the Effective Time to the Moody's Long-Term Disability Plan Transfer Date; and

         (b) increased (or decreased) by the share of the net investment income (or loss) and decreased by the share of investment expenses from the Effective Time to the Moody's Long-Term Disability Plan Transfer Date attributable to the value of such segregated assets.

                  SECTION 5.6 Allocation of Liabilities. (a) The Moody's Group shall retain responsibility for and continue to pay all expenses and benefits relating to (i) the Corporation Long-Term Disability Plans with respect to claims incurred by Moody's Disabled Employees, regardless of when such claims are incurred and (ii) the Corporation Employee Benefit Welfare Plans with respect to claims incurred from and after the Effective Time by Moody's Employees as well as their dependents. The New D&B Group shall be responsible for and pay expenses and benefits relating to all Employee Benefit Welfare Plan claims (i) incurred prior to the Effective Time by Corporation Employees, Moody's Disabled Employees and their covered dependents (other than claims incurred by Moody's Disabled Employees under the Corporation Long-Term Disability Plans) and (ii) incurred by New D&B Employees and Corporation Retirees as well as their covered dependents from and after the Effective Time. For purposes of this paragraph, a claim is deemed incurred when the services that are the subject of the claim are performed; in the case of life insurance, when the death occurs; in the case of long-term disability, when the disability occurs; and, in the case of a hospital stay, when the employee first enters the hospital. Notwithstanding the foregoing, claims incurred by any employee of a pre-Distribution Subsidiary of the Corporation or their covered dependents under any welfare plan maintained by such Subsidiary solely for the benefit of its employees and their dependents shall, whether incurred prior to, on or after the Effective Time, be the sole responsibility and liability of that Subsidiary.

                  [(b) The Moody's Group shall be responsible for all COBRA coverage for (i) any Corporation Employee who would have been a Moody's Employee but for the qualifying event and his or her covered dependents who participated in a Corporation Employee Benefit Welfare Plan and who had or have a loss of health care coverage due to a qualifying event occurring prior to the Effective Time and (ii) any Moody's Employee who is entitled to COBRA coverage as a result of a qualifying event occurring at or after the Effective Time. The New D&B Group shall be responsible for all COBRA coverage for any other Corporation Employee and his or her covered dependents who participated in a Corporation Employee Benefit Welfare Plan and who had or have a loss of health care coverage due to a qualifying event occurring prior to the Effective Time. Notwithstanding the foregoing, a pre-Distribution Subsidiary of Corporation shall be responsible for all COBRA coverage for its former employees and covered dependents who participated in a plan maintained solely for their benefit whether the applicable event occurs prior to, on or after the Effective Time.]

                  SECTION 5.7 Retiree Welfare Plans. The Moody's Group shall be responsible for providing retiree welfare benefits, where applicable, to Moody's Employees. The New D&B Group shall be responsible for providing retiree welfare benefits, where applicable, to Corporation Retirees and New D&B Employees.

                                   ARTICLE VI
                               EQUITY-BASED PLANS

                  SECTION 6.1 Corporation Stock Options. Stock options awarded under the Corporation Stock Incentive Plans ("Corporation Stock Options") shall be treated as follows:

                  (a) Except as provided in Section 6.1(d) of this Agreement, as of the Effective Time, each unexercised Corporation Stock Option held by any Person shall be adjusted, pursuant to the terms of the award agreements and the Corporation Stock Incentive Plans, into an option to purchase Moody's Common Stock (a "Moody's Option") held pursuant to the Corporation Stock Incentive Plans and a separately exercisable option, granted pursuant to the New D&B Replacement Plans, to purchase New D&B Common Stock (a "New D&B Option"). The number of shares of Moody's Common Stock covered by the Moody's Option shall equal the number of shares of Corporation Common Stock covered by the corresponding Corporation Stock Option immediately prior to the Effective Time and the number of shares of New D&B Common Stock covered by the New D&B Option shall equal fifty percent of the number of shares of Corporation Common Stock covered by the corresponding Corporation Stock Option immediately prior to the Effective Time, rounded down to the nearest whole share.

                  (b) The exercise price per share of each Moody's Option shall equal the product of (A) the excess of (i) the trading price per share of Corporation Common Stock as of last trade "regular way" immediately prior to the Distribution (the "Corporation Stock Price") over (ii) the quotient of (a) the trading price per share of New D&B Common Stock as of the last trade "when issued" immediately prior to the Distribution (the "New D&B Stock Price") divided by (b) two, multiplied by (B) a fraction, the numerator of which is the original exercise price per share of the corresponding Corporation Stock Option, and the denominator of which equals the Corporation Stock Price (the "Conversion Ratio").

                  (c) The exercise price per share of each New D&B Option shall equal the New D&B Stock Price multiplied by the Conversion Ratio. Except as otherwise provided in the New D&B Replacement Plans and this Section 6.1(a), the terms of each New D&B Option shall be substantially identical to the terms of the Corporation Stock Option from which it arose.

                  (d) In accordance with the terms of the employment agreement dated May 15, 2000 between the Corporation and Allan Z. Loren (the "Loren Agreement"), as of the Effective Time, the Corporation Stock Options held by Mr. Loren shall be canceled and, in lieu thereof, New D&B shall issue replacement New D&B Options.
                  SECTION 6.2 Corporation SARs. All stock appreciation rights awarded under the Corporation Stock Incentive Plans ("Corporation SARs") shall be adjusted in substantially the same manner as the Corporation Stock Options described in Section 6.1 above.

                  SECTION 6.3   Restricted Stock.

                  (a) New D&B Common Stock received in the Distribution as a dividend ("Dividended Restricted Stock") by Moody's Directors and New D&B Directors on shares of restricted stock awarded under the Corporation Stock Incentive Plans ("Corporation Restricted Stock) shall be subject to the same restrictions as the Corporation Restricted Stock from which it arose.

                  (b) Moody's shall, as soon as practicable, inform New D&B of the lapse of restrictions with respect to the Corporation Restricted Stock held by New D&B Directors. In the event that Dividended Restricted Stock is forfeited by a Moody's Director or New D&B Director, such forfeited Dividended Restricted Stock shall be forfeited directly to New D&B.

                  (c) In accordance with the terms of the Loren Agreement, as of the Effective Time, the shares of restricted stock of the Corporation granted to Mr. Loren and the Dividended Restricted Stock shall be forfeited and, in lieu thereof, New D&B shall grant Mr. Loren shares of restricted stock of New D&B.

                  SECTION 6.4 Performance Shares. Performance shares awarded under the Corporation Stock Incentive Plans ("Corporation Performance Shares") shall be treated as follows:

                  (a) Moody's Employees. Moody's Employees shall receive, following the completion of the performance cycle, (i) a number of shares of Moody's Common Stock equal to the number of Corporation Performance Shares to which such Moody's Employees would have been entitled but for the Distribution plus (ii) a cash payment equal to the fair market value (as of the date the award is approved) of a number of shares of New D&B Common Stock equal to fifty percent of the number of such Corporation Performance Shares.

                  (b) New D&B Employees. As of the Effective Time, Corporation Performance Share opportunities granted to New D&B Employees shall be canceled and such individuals shall receive a replacement performance share opportunity, pursuant to the New D&B Replacement Plan, consisting of (i) a number of shares of New D&B Common Stock equal to fifty percent of the target number of Corporation Performance Shares plus (ii) a cash payment opportunity equal to the fair market value (as of the date the award is approved) of a number of shares of Moody's Common Stock equal to the target number of Corporation Performance Shares.

                  (c) Performance Data. As soon as practicable, but no later than January 31, 2001, (i) New D&B shall provide Moody's with the performance data necessary for Moody's to calculate awards granted to Moody's Employees under the Corporation Stock Incentive Plans and (ii) Moody's shall provide New D&B with the performance data necessary for New D&B to calculate awards granted to New D&B Employees under the Corporation Stock Incentive Plans. Moody's and New D&B agree to keep all information provided under this Section 6.4(c) confidential consistent with Section 4.4 of the Distribution Agreement.

                  SECTION 6.5 Corporation Employee Stock Purchase Plan. (a) From and after the Effective Time, Moody's shall continue to sponsor the Corporation Employee Stock Purchase Plan.

                  (b) As of the Effective Time, New D&B shall adopt the New D&B Employee Stock Purchase Plan for the benefit of New D&B Employees.

                  SECTION 6.6 Phantom Stock Units. The phantom stock units awarded to each Moody's Director and New D&B Director ("Corporation Phantom Stock Units") shall be adjusted or substituted, as the case may be, into a number of Moody's Phantom Stock Units equal to the number of Corporation Phantom Stock Units held by such Moody's Director or New D&B Director immediately prior to the Distribution and a number of New D&B Phantom Stock Units equal to fifty percent of the number of Corporation Phantom Stock Units held by such Corporation Director immediately prior to the Distribution. As of the Effective Time, the Moody's Group shall retain Liabilities relating to the Moody's Phantom Stock Units and the New D&B Phantom Stock Units held by Moody's Directors. As of the Effective Time, the New D&B Group shall assume Liabilities with respect to the Moody's Phantom Stock Units and the New D&B Phantom Stock Units held by all other Corporation Directors. Except as otherwise provided in the New D&B Replacement Plans, the Corporation Stock Incentive Plans, this Section 6.6 or
Section 6.8, the Moody's Phantom Stock Units and the New D&B Phantom Stock Units will have the same terms and conditions as the Corporation Phantom Stock Units from which they arose.

                  SECTION 6.7 Performance Share Units. The performance share units awarded to each Moody's Director and New D&B Director ("Corporation Performance Share Units") shall be adjusted into a number of Moody's Performance Share Units, held pursuant to the Corporation Stock Incentive Plans, equal to the number of Corporation Performance Share Units held by such Moody's Director or New D&B Director immediately prior to the Distribution and a number of New D&B Performance Share Units, granted pursuant to the New D&B Replacement Plan, equal to fifty percent of the number of Corporation Performance Share Units held by such Moody's Director or New D&B Director immediately prior to the Distribution, rounded down to the nearest whole share. Except as otherwise provided in the New D&B Replacement Plans, the Corporation Stock Incentive Plans, this Section 6.7 and Section 6.8, each Moody's Performance Share Unit and each New D&B Performance Share Unit will have the same terms and conditions as the Corporation Performance Share Unit from which it arose.

                   SECTION 6.8 Termination of Employment/Service. (a) With respect to each New D&B Option, stock appreciation right for New D&B Common Stock, New D&B Performance Share Unit and Dividended Restricted Stock granted to a Moody's Employee or Moody's Directors (other than a Moody's Director who is a member of the Board of Directors of New D&B) pursuant to the New D&B Replacement Plans, the New D&B Replacement Plans shall provide that references under such plans to continued employment or service or termination of employment or service shall refer to continued employment or service or termination of employment or service with Moody's rather than New D&B. With respect to each Moody's Option, stock appreciation right for Moody's Common Stock, Corporation Restricted Stock and Moody's Performance Share Unit held by a New D&B Employee or a New D&B Director pursuant to the Corporation Stock Incentive Plans, the Corporation shall amend such Corporation Stock Incentive Plans to provide that references under such plans to continued employment or service or termination of employment or service shall refer to continued employment or service or termination of employment or service with New D&B rather than Corporation.

                  (b) Upon the termination of employment or service of a New D&B Employee or a New D&B Director, respectively, New D&B shall, as soon as practicable, inform Moody's of such termination of employment or service, whether such termination was due to death, disability or retirement and whether the Moody's Options held by such New D&B Employee or New D&B Director were cashed-out in cancellation of such Moody's Options and upon the termination of employment or service of a Moody's Employee or a Moody's Director, respectively, Moody's shall, as soon as practicable, inform New D&B of such termination of employment or service whether such termination was due to death, disability or retirement and whether the New D&B Options granted to such Moody's Employee or Moody's Director were cashed-out in cancellation of such New D&B Options.

                  SECTION 6.9 Allocation of Liabilities. Except as provided in the Tax Allocation Agreement, the New D&B Group shall assume all Liabilities with respect to awards granted pursuant to the New D&B Replacement Plans; provided, however, that, Moody's shall indemnify New D&B for all Liabilities with respect to claims by Moody's Employees or Moody's Directors relating to the termination or forfeiture of such outstanding awards due to the termination of employment or service of such Moody's Employee or Moody's Director by Moody's. The Moody's Group shall retain all Liabilities with respect to awards of Moody's Common Stock granted pursuant to the Corporation Stock Incentive Plans; provided, however, that, New D&B shall indemnify Moody's for all Liabilities with respect to claims by New D&B Employees or New D&B Directors relating to the termination or forfeiture of such outstanding awards due to the termination of employment or service of such New D&B Employee or New D&B Director, by New D&B.

                                   ARTICLE VII
                         FOREIGN EMPLOYEE BENEFIT PLANS

                  Section 7.1 Foreign Employee Benefit Plans. Except as otherwise provided on Schedule 7.1 of this Agreement, Moody's shall provide Moody's Employees who permanently reside outside the United States with employee benefit plans, programs and arrangements that are comparable, in the aggregate, to the Employee Benefit Plans in which such Moody's Employees currently participate, but only to the extent Moody's can provide such employee benefits without incurring cost significantly higher than the cost to provide such employee benefits prior to the Effective Time.

                                  ARTICLE VIII
                          OTHER EMPLOYEE BENEFIT ISSUES

                  SECTION 8.1 Assumption of Liabilities. Except as otherwise expressly provided in this Agreement, the Distribution Agreement shall govern the rights of the Moody's Group and the New D&B Group with respect to the assumption and/or retention of Liabilities.

                  SECTION 8.2 Workers' Compensation. The Moody's Group shall retain all Liabilities relating to workers' compensation claims that were incurred (a) prior to the Effective Time with respect to Corporation Employees who were employed by the Moody's Group after the Effective Time and (b) on and after the Effective Time with respect to Moody's Employees. The New D&B Group shall retain all Liabilities relating to workers' compensation claims that were incurred (a) prior to the Effective Time with respect to Corporation Employees who were not employed by the Moody's Group, after the Effective Time and (b) on and after the Effective Time with respect to New D&B Employees. For purposes of this paragraph, a claim is deemed incurred when the injury that is the subject of the claim occurs.

                   SECTION 8.3 Employee Benefit Plan Amendment. Where the provisions of this Agreement are inconsistent with any Employee Benefit Plan, this Agreement shall constitute an amendment to such Employee Benefit Plan. It is the intention of the parties to this Agreement that the provisions of this
Section 8.3 shall be enforceable by (a) the Corporation Employees and (b) their respective surviving beneficiaries.

                                   ARTICLE IX
                           BENEFIT PLAN PARTICIPATION

                  SECTION 9.1 Corporation Plans. Except as specifically provided herein, all Moody's Employees shall cease participation in all Corporation Employee Benefit Plans as of the Effective Time.

                  SECTION 9.2 Moody's Plans. With respect to any newly created Employee Benefit Plan sponsored by the Moody's Group after the Effective Time, the Moody's Group shall cause to be recognized (to the extent applicable) (i) each Moody's Employee's (other than Moody's Elective Retirees) past service with the Corporation Group to the extent recognized under similar plans maintained by the Corporation Group immediately prior to the Effective Time and (ii) each Moody's Employee's accrued but unused vacation time and sick days. Any Moody's Employee who participated in a Corporation Employee Benefit Plan immediately prior to the Effective Time shall be entitled to immediate participation in a similar newly created Employee Benefit Plan sponsored by the Moody's Group.

                  SECTION 9.3 New D&B Plans. With respect to any Employee Benefit Plan sponsored by the New D&B Group after the Effective Time, the New D&B Group shall cause to be recognized (to the extent applicable) each New D&B Employee's (i) past service with the Corporation Group to the extent recognized under similar plans maintained by the Corporation Group immediately prior to the Effective Time and (ii) accrued but unused vacation time and sick days. Any New D&B Employee who participated in a Corporation Employee Benefit Plan immediately prior to the Effective Time shall be entitled to immediate participation in a similar Employee Benefit Plan sponsored by New D&B.

                  SECTION 9.4 Subsequent Employer. If, during the one-year period following the Effective Time, a Moody's Employee or a New D&B Employee, who was employed by Corporation prior to the Effective Time, terminates employment with his or her employer and then immediately commences employment with the Moody's Group or the New D&B Group, the subsequent employer shall cause to be recognized (to the extent applicable) such employee's past service with the Corporation Group, the Moody's Group or the New D&B Group to the extent recognized under similar plans maintained by the prior employer. Notwithstanding the foregoing, no past service shall be recognized with respect to final average compensation pension accruals under the defined benefit plans of the subsequent employer.

                  SECTION 9.5 Right to Amend or Terminate. Except as specifically provided herein, nothing in this Agreement shall be construed or interpreted to restrict the Moody's Group's or the New D&B Group's right or authority to amend or terminate any of their Employee Benefit Plans following the Effective Time.

                                    ARTICLE X
                              ACCESS TO INFORMATION

                  SECTION 10.1 Access to Information. Article IV of the Distribution Agreement shall govern the rights of the Moody's Group and the New D&B Group with respect to access to information. The term "Records" in that Article shall be read to include all Employee Benefit Records.

                                   ARTICLE XI
                                 INDEMNIFICATION

                  SECTION 11.1 Indemnification. Article III of the Distribution Agreement shall govern the rights of the Moody's Group and the New D&B Group with respect to indemnification. The term "Moody's Liabilities" in that Article shall be read to include all Liabilities assumed or retained by the Moody's Group pursuant to this Agreement. The term

"New D&B Liabilities" in that Article shall be read to include all Liabilities assumed or retained by the New D&B Group pursuant to this Agreement.

                                   ARTICLE XII
                               DISPUTE RESOLUTION

                  SECTION 12.1 Dispute Resolution. Article VI of the Distribution Agreement shall govern the rights of the Moody's Group and the New D&B Group with respect to dispute resolution. The term "Agreement Dispute" in that Article shall be read to include all Employee Benefit Disputes.

                                  ARTICLE XIII
                                  MISCELLANEOUS

                  SECTION 13.1 Complete Agreement; Construction. This
Agreement, including the Exhibits and Schedules (if any), and the Distribution Agreement shall constitute the entire agreement between the parties with respect to the subject matter hereof and shall supersede all previous negotiations, commitments and writings with respect to such subject matter. In the event of any inconsistency between this Agreement and any Schedule hereto, the Schedule shall prevail. Other than Sections 2.7 and 4.5 and Article VI of the Distribution Agreement, which shall prevail over any inconsistent or conflicting provisions in this Agreement, notwithstanding any other provisions in this Agreement to the contrary, in the event and to the extent that there shall be a conflict between the provisions of this Agreement and the provisions of the Distribution Agreement, this Agreement shall control.

                  SECTION 13.2 Ancillary Agreements. This Agreement is not intended to address, and should not be interpreted to address, the matters specifically and expressly covered by the Ancillary Agreements.

                  SECTION 13.3 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more such counterparts have been signed by each of the parties and delivered to the other parties.

                  SECTION 13.4 Survival of Agreements. Except as otherwise contemplated by this Agreement, all covenants and agreements of the parties contained in this Agreement shall survive the Distribution Date.

                  SECTION 13.5 Expenses. Except as otherwise set forth in this Agreement, the Distribution Agreement or any Ancillary Agreement, each of Moody's and New D&B agree to assume and be responsible for fifty percent of all costs and expenses incurred on or prior to the Distribution Date (whether or not paid on or prior to the Distribution Date) in connection with the preparation, execution, delivery and implementation of this Agreement and the consummation of the transactions contemplated hereby. Except as otherwise set forth in this Agreement, the Distribution Agreement or any Ancillary Agreement, each party shall bear its own costs and expenses incurred after the Distribution Date. Any amount or expense to be paid or reimbursed by any party hereto to any other party hereto shall be so paid or reimbursed promptly after the existence and amount of such obligation is determined and demand therefor is made.

                  SECTION 13.6 Notices. All notices and other communications hereunder shall be in writing and hand delivered or mailed by registered or certified mail (return receipt requested) or sent by any means of electronic message transmission with delivery confirmed (by voice or otherwise) to the parties at the following addresses (or at such other addresses for a party as shall be specified by like notice) and will be deemed given on the date on which such notice is received:

                  To the Corporation:

                  Moody's Corporation
                  99 Church Street
                  New York, NY  10007
                  Telecopy: (212) 553-0300
                  Attn:  Chief Legal Counsel

                  To New D&B:

                  The Dun & Bradstreet Corporation
                  One Diamond Hill Road
                  Murray Hill, NJ  07974
                  Telecopy: (908) 665-5827
                  Attn:   Corporate Secretary

                  SECTION 13.7 Waivers. The failure of any party to require strict performance by any other party of any provision in this Agreement will not waive or diminish that party's right to demand strict performance thereafter of that or any other provision hereof.

                  SECTION 13.8 Amendments. Subject to the terms of Section
13.11 hereof, this Agreement may not be modified or amended except by an agreement in writing signed by each of the parties hereto.

                  SECTION 13.9 Assignment. This Agreement shall not be assignable, in whole or in part, directly or indirectly, by any party hereto without the prior written consent of the other parties hereto, and any attempt to assign any rights or obligations arising under this Agreement without such consent shall be void.

                  SECTION 13.10 Successors and Assigns. The provisions to this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and permitted assigns.

                  SECTION 13.11 Termination. This Agreement (including, without limitation, Section 4.8 and Article XII hereof) may be terminated and may be amended, modified or abandoned at any time prior to the Distribution by and in the sole discretion of Corporation without the approval of the shareholders of Corporation. In the event of such termination, no party shall have any liability of any kind to any other party or any other person. After the Distribution, this Agreement may not be terminated except by an agreement in writing signed by the parties; provided, however, that Section 4.8 and Article XII shall not be terminated or amended after the Distribution in respect of the third party beneficiaries thereto without the consent of such persons.

                  SECTION 13.12 Subsidiaries. Each of the parties hereto shall cause to be performed, and hereby guarantees the performance of, all actions, agreements and obligations set forth herein to be performed by any Subsidiary of such party or by any entity that is contemplated to be a Subsidiary of such party on and after the Distribution Date.

                  SECTION 13.13 Third Party Beneficiaries. Except as provided in Section 4.8, Section 8.3 and Article XII, this Agreement is solely for the benefit of the parties hereto and their respective Subsidiaries and Affiliates and should not be deemed to confer upon third parties any remedy, claim, liability, reimbursement, claim of action or other right in excess of those existing without reference to this Agreement.

                  SECTION 13.14 Title and Headings. Titles and headings to sections herein are inserted for the convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

                  SECTION 13.15 Exhibits and Schedules. The Exhibits and Schedules, if any, shall be construed with and as an integral part of this Agreement to the same extent as if the same had been set forth verbatim herein.

                  SECTION 13.16 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.

                  SECTION 13.17 Consent to Jurisdiction. Without limiting the provisions of Article XII hereof, each of the parties irrevocably submits to the exclusive jurisdiction of (a) the Supreme Court of the State of New York, New York County, and (b) the United States District Court for the Southern District of New York, for the purposes of any suit, action or other proceeding arising out of this Agreement or any transaction contemplated hereby. Each of the parties agrees to commence any action, suit or proceeding relating hereto either in the United States District Court for the Southern District of New York or if such suit, action or other proceeding may not be brought in such court for jurisdictional reasons, in the Supreme Court of the State of New York, New York County. Each of the parties further agrees that service of any process, summons, notice or document by U.S. registered mail to such party's respective address set forth above shall be effective service of process for any action, suit or proceeding in New

York with respect to any matters to which it has submitted to jurisdiction in this Section 13.17. Each of the parties irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby in (i) the Supreme Court of the State of New York, New York County, or (ii) the United States District Court for the Southern District of New York, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

                  SECTION 13.18 Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

                  SECTION 13.19 Governmental Notices; Cooperation. Notwithstanding anything in this Agreement to the contrary, all actions contemplated herein with respect to Employee Benefit Plans which are to be consummated pursuant to this Agreement shall be subject to such notices to, and/or approvals by, the Service or the PBGC (or any other governmental agency or entity) as are required or deemed appropriate by such Employee Benefit Plan's sponsor. Moody's and New D&B agree to use their commercially reasonable efforts to cause all such notices and/or approvals to be filed or obtained, as the case may be. Each party hereto shall reasonably cooperate with the other parties with respect to any government filings, employee notices or any other actions reasonably necessary to maintain and implement the Employee Benefit Plans covered by this Agreement.

                  SECTION 13.20 Further Assurances. From time to time, as and when reasonably requested by any other party hereto, each party hereto shall execute and deliver, or cause to be executed and delivered, all such documents and instruments and shall take, or cause to be taken, all such further or other actions as such other party may reasonably deem necessary or desirable to effect the purposes of this Agreement and the transactions contemplated hereunder.

                  IN WITNESS WHEREOF, the parties have duly executed and entered into this Agreement, as of the date first above written.


                                THE DUN & BRADSTREET CORPORATION


                                 By:  _______________________________
                                      Name:
                                      Title:


                                THE NEW D&B CORPORATION


                                 By:  _______________________________
                                      Name:
                                      Title: